Filed pursuant to Rule 497(a)

Registration No. 333-250189

Rule 482a

Goldman Sachs BDC, Inc. Prices Offering of Shares of Common Stock

Company Release - March 6, 2023

NEW YORK - (BUSINESS WIRE) – Goldman Sachs BDC, Inc. (the “Company” or “GS BDC”) (NYSE: GSBD) announced today that it has priced an offering of 6,500,000 shares of common stock, par value $0.001 per share (the “Shares”), for total gross proceeds of approximately $99.1 million. In connection with the offering, the Company has also granted the underwriters for the offering an option to purchase up to an additional 975,000 Shares. The offering is subject to customary closing conditions, and the Shares are expected to be delivered on or about March 9, 2023.

The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The Company intends to use the net proceeds of this offering to repay a portion of its outstanding debt under its revolving credit facility. However, through reborrowings under its revolving credit facility, the Company intends to make new investments in accordance with its investment objective and strategies.

BofA Securities, Morgan Stanley, and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering. ING is acting as co-manager for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 6, 2023, the accompanying prospectus dated November 19, 2020, each of which have been filed with the Securities and Exchange Commission (the “SEC”), any related free writing prospectus, and any information incorporated by reference in each, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with the SEC and effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@bofa.com; and Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department.

ABOUT GOLDMAN SACHS BDC, INC.

Goldman Sachs BDC, Inc. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. GS BDC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. GS BDC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. These statements include the possible sale of the Shares and expected terms. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent GS BDC’s belief regarding future events that, by their nature, are uncertain and outside of GS BDC’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, market conditions and the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the SEC, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Investor Contact: Austin Neri, 917-343-7745

Media Contact: Avery Reed, 212-902-5400

Source: Goldman Sachs BDC, Inc.